RBC– Investor Presentation June, 2012

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our ability to find oil and natural gas reserves that are economically recoverable, the volatility of oil and natural gas prices and significantly depressed natural gas prices since the middle of 2008, the uncertain economic conditions in the United States and globally, the decline in the values of our properties that have resulted in and may in the future result in additional ceiling test write- downs, our ability to replace reserves and sustain production, our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in prospect development and property acquisitions or dispositions and in projecting future rates of production or future reserves, the timing of development expenditures and drilling of wells, hurricanes and other natural disasters, including the impact of the oil spill in the Gulf of Mexico on our present and future operations, the impact of government regulation, and the operating hazards attendant to the oil and natural gas business. In particular, careful consideration should be given to cautionary statements made in the various reports we have filed with the Securities and Exchange Commission. We undertake no duty to update or revise these forward-looking statements. 2

3 Company Representatives Joe Evans Chief Financial Officer & Executive Vice President Mark Fischer Chief Executive Officer & President Earl Reynolds Chief Operating Officer & Executive Vice President John Zimmerman Director of Corporate Finance

Chaparral Overview  Founded in 1988, Based in Oklahoma City  Core areas — Mid-Continent (Oklahoma) and Permian Basin (W. Texas)  Oil-weighted producer (64% oil; 36% gas); R/P ratio 18 years  Third largest oil producer in Oklahoma  Stable 1P base with large potential Upside of 749MMBoe  Near-term growth potential through drilling in conventional & emerging plays – over 400,000 acres  Long-term growth through CO2 EOR – 82 fields 1As of 12/31/11 using SEC methodology Company Statistics Q1, 2012 Production (Boe/d) ~23,300 Proved Reserves (MMBoe)1 156.3 Proved Reserves PV-10 ($mm)1 $2,309 TTM EBITDA ($mm) $313 4

5 Operating Areas* As of December 31, 2011 (SEC) Core Area Growth Area Acreage Field Offices Headquarters North Texas Reserves: 3.9 MMBoe, 3% of total Production: 0.5 Mboe/d, 2% of total Permian Basin Reserves: 19.3 MMBoe, 12% of total Production: 3.6 MBoe/d, 15% of total Company Total December 2011 proved reserves – 156.3 MMBoe 2011 average daily production – 23.7 MBoe/d Acreage (gross / net): 1,178,489 / 590,324 Val Verde Basin Sabine Uplift Midland Basin Delaware Basin Ouachita Uplift Arkoma Basin Fort Worth Basin Anadarko Woodford Basin OKC Gulf Coast Reserves: 3.2 MMBoe, 2% of total Production: 0.9 MBoe/d, 4% of total Mid-Continent (Anadarko Basin & Central Oklahoma) Reserves: 122.2 MMBoe, 78% of total Production: 17.0 MBoe/d, 72% of total Ark-La-Tex Reserves: 7.2 MMBoe, 5% of total Production: 1.3 MBoe/d, 6% of total *Excludes Rocky Mountains area sold in Nov, 2011

Strong Record of Reserve and Production Growth Year-End SEC Reserves (MMBoe) (1) 2003 – 2011 CAGR = 15% Annual Production (MMBoe) 2003 – 2011 CAGR = 16% Chaparral’s reserve replacement ratio averaged 422% per year since 2003 6 Year Oil Gas 2007 $96.01 $6.80 2008 $44.60 $5.62 2009 $61.18 $3.87 2010 $79.43 $4.38 2011 $96.19 $4.11 1) Reserves as of December 31 for each year calculated using flat SEC pricing per the following: 0 20 40 60 80 100 120 140 160 180 2003 2004 2005 2006 2007 2008 2009 2010 2011 51 73 103 151 164 113 142 149 156 0 1 2 3 4 5 6 7 8 9 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012B 2.6 3.2 4.2 5.4 6.8 7.1 7.6 8.1 8.7 8.8-9.0

Net Debt / EBITDA Liquidity ($mm) Financial Position to Execute Strategy 1) 7.625% Senior Notes issued on 4/18/12 2) Assumes Bonds Issued on Pro-Forma basis as of 3/31/12  Strong Financial Position  No senior note maturities before 2020  Hedge positions in place to secure cash flow in near term  Budget CAPEX within free cash flow (including divestiture proceeds)  Current Liquidity of approximately $320mm $325 $300 $400 7 $40 $300 $400 $400 1 2012 2016 2017 2018 2019 2020 2021 2022 Current Maturity Profile ($mm) 88.0 55.4 76.6 429.2 406.7 320.9 2007 2008 2009 2010 2011 Q1, 2012 Pro-Forma2 5.6x 4.4x 4.9x 3.2x 3.3x 3.4x 2.3x 2.0x 2.0x 0.0x 0.0x 0.0x 2007 2008 2009 2010 2011 Q1, 2012 Total net debt to EBITDA Net secured debt to EBITDA

Capital Budget ($mm) Component 2008 2009 2010 2011 2012 Budget 2012 % Drilling $168 $76 $196 $172 $131 40% EOR 24 14 36 86 127 38% Enhancements 53 32 39 32 26 8% Acquisitions 46 18 41 17 15 5% Other (P&E, Capitalized G&A, etc) 48 14 32 28 31 9% Total $339 $154 $344 $336 $330 100% Key Drilling Areas Northern OK Mississippi Horizontal $42 Anadarko Cleveland Sand 27 Anadarko Granite Wash 21 Marmaton 15 Bone Spring / Avalon 8 Tunstill 7 Other 11 Total $131 8 EOR Field N. Burbank $73 Panhandle Area 49 Other 5 Total $127 *99% of Capital Program is Oil Focused

9 Resource Potential

Substantial Resource Potential for both Near-Term and Long-Term Growth

Near-Term

- **Conventional Drilling** **(ROR 50% - 75%)**
  - Anadarko Granite Wash
  - Anadarko Cleveland Sand
- **Unconventional Resource Play Drilling** **(ROR 35% - 75%)**

Northern Oklahoma Mississippi Play (NOMP)	280,000 acres
Panhandle Marmaton	~40,000 acres
Anadarko Woodford Shale	~23,000 acres
Bone Spring/Avalon Shale	~19,000 acres

Long-Term

- CO_2 EOR – 82 fields, 200+ MMBO (ROR 25% - 40%)

Chaparral Energy
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11 Well Positioned for Near-Term and Long-Term Growth NOMP 150 Million Barrels EOR 200 Million Barrels  Key near-term growth driver  Shallow oil target  Attractive F&D costs  Extensive history of vertical drilling  Long-term growth driver  Low-risk, stable production  Expertise to execute strategy

12 NOMP: A Key Near-Term Focus Area  ~280,000 Net Acres  Wildhorse Concession gives Chaparral exclusive rights to 138,000 acres  Drilled 18 wells to date  17 wells planned in 2012  Play Economics:  IP rates: 200 – 500 Boe/d  EURs: 200 – 400 MBoe  Well costs: $2.5 - $4.0mm Percent Oil: 60 – 80%  ROR: 35% - 75% Wildhorse Concession Chaparral Acreage

Northern Oklahoma Mississippi Play KS OK 13 Chaparral Emerging Area Chaparral Core Area Chaparral Acreage as of 4/9/12

14 NOMP: Recent Results  2012 Capital - $42mm  NOMP Core (113,000 Net Acres)  Significant industry activity in the play  Drilled 14 wells to date; 4 currently drilling  5-10 additional wells in 2012 and 1 SWD  Average IP 590 Boepd  46% Oil  Emerging NOMP (167,000 acres)  167,000 Net Acres  In de-risking phase – industry activity increasing  Drilled 4 wells to date (1 currently drilling); 4 additional wells in 2012 and 4 SWD  Average IP 170 Boepd  70% Oil

• Unit’s average 30 day IP + 238 Boe/d • Unit’s average reserves 130 MBoe (76% oil, 14% NGL, 10% gas) • Unit’s average CWC: $2.0mm • Average depth to Marmaton 6600’ Chaparral continues to lease in the play and currently has ~40,000 confirmed net acres in the Emerging Marmaton Play Marmaton Vertical Producers Marmaton Horizontal BEAVER LIPSCOMB OCHILTREE CAMRICK BOOKER FWU Panhandle Marmaton 15 Johnston 1H-24 IP +300 Boepd

16 Chaparral: A Growing Mid-Continent CO2 EOR Company

17 Long Life EOR Assets in Four Key Growth Areas Panhandle Area Permian Basin Central Oklahoma Area Burbank Area  200+ MMBoe Potential Reserves  Low Geologic Risk  Attractive Economics  ROR – 25% to 40%  ROI – 2.5:1 to 3.5:1  Capital Requirements - $75-$125mm/yr  Long-term growth potential - 20-30% CAGR expected through 2020  405 miles of CO2 Pipelines (net 245)  CO2 Supply – 100 MMcf/d  Current: 50 MMcf/d  Under Contract: 50 MMcf/d

Currently Owned CO_2 Development Potential and Infrastructure



Arkalon Ethanol Plant
Coffeyville Fertilizer Plant
Koch Fertilizer Plant
Agrium Fertilizer Plant
Existing CELLC CO_2 Pipelines
Existing Third Party CO_2 Pipelines
Planned CELLC CO_2 Pipelines
Proposed CELLC CO_2 Pipelines
Owned Active CO_2 fields
Owned Potential CO_2 fields
CO_2 Source Locations

Total OOIP	3,735 MMBo
Primary Production	628 MMBo
Secondary Recovery	597 MMBo
Tertiary Potential	410 MMBo
Net Tertiary Potential	197 MMBo

Chaparral ENERGY

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EOR 2012 Capital Budget(1) 19 Budget by Category ($mm) 2011 Actual 2012 Budget Infrastructure / Pipelines $14 $90 Drilling 17 13 Enhancements / CO2 Purchases 52 24 Total $83 $127  Panhandle Area  Camrick Area $16.4  Farnsworth Unit 25.2  NE Hardesty (Non-op) 2.0  Booker Area 3.8  Other 1.8 Total $49.2  Burbank Area  North Burbank Unit $73.2  Central Oklahoma  NW Velma Hoxbar $5.0  Permian  No planned expenditures for 2012 2012 Field Projects ($mm) Panhandle Area Permian Basin Central Oklahoma Area Burbank Area (1) Does not include Capitalized G&A

Processing Rate: The Key to Improved Rate of Return 20 Hovey Morrow Unit (HMU) Time BOP D 25% hcpv Inj./Yr 10% hcpv Inj./Yr HMU Model: Processing Rate v. Reserve Recovery • CO2 Injection initiated Sep’07 • Processing Rates Average 25% hcpv Inj./Yr

21 North Burbank CO2 Development

22 Burbank Area Potential CO2 Projects Total OOIP 1,163 MMBo Primary Production 239 MMBo Secondary Recovery 211 MMBo Tertiary Potential 119 MMBo Net Tertiary Potential 100 MMBo Burbank Area: Net Potential: 100 MMBoe, 51% of total

Burbank in Perspective 23 Secondary Development Primary Development B O P D Tertiary Development “Business Plan” 110 Years

24 Other Recently Installed CO2 Injection Projects

25 EOR: Recent Uplift from Operations +250 BOPD +200 BOPD +150 BOPD +200 BOPD

EOR: Strong Growth – Currently Active Projects 26 4-year CAGR ~ 24%

Other Developing Drilling Plays

28 Approximately 750 MMBoe Potential  Near-term + Long-term strategy yields significant value increase  ~ 70% Oil  Near-term focus on NOMP  De-risk play, unlock value  Production growth  Long-term focus on EOR  Low-risk production upside  Long-life, stable production * Woodford, Bone Spring, Avalon, Cleveland Sand, Granite Wash, and Marmaton 749 150 200 136 107 156 0 100 200 300 400 500 600 700 800 2011 Proved Reserves +NOMP Drilling Potential +EOR Potential + Developing Emerging Plays* +Other Drilling =Total Potential

Financial Performance, Projections and Credit Statistics 29

30 Financial Summary 2009 2010 2011 1Q 2012 Price Oil & NGL – Wellhead ($/Bbl) $55.04 $74.53 $87.52 $88.38 Gas – Wellhead ($/Mcf) $3.51 $4.36 $4.08 $2.39 Production (MMBoe) 7.6 8.1 8.7 2.1 Oil & NGL (MMBbls) 3.9 4.0 5.0 1.3 Gas (Bcf) 22.6 23.7 21.6 4.8 Financial Data ($mm) Operating Expenses: Lease Operating Expenses $94.1 $106.1 $121.4 $30.9 Production and Ad Valorem Taxes 20.3 26.5 34.3 8.3 General and Administrative Expenses (excludes noncash deferred comp) 22.7 27.3 38.3 12.3 Interest Expense $90.1 $83.6 $96.7 $24.2 EBITDA $224 $288 $313 $79 Total Capital Expenditures $154 $344 $336 $115

Financial Metrics per Boe Production (Boe) / Day LOE / Boe EBITDA / Boe G&A / Boe 31 19,323 20,926 22,055 23,713 23,278 0 10,000 20,000 30,000 2008 2009 2010 2011 Q1, 2012 $17.04 $12.32 $13.18 $14.03 $14.61 $0 $5 $10 $15 $20 2008 2009 2010 2011 Q1, 2012 $3.16 $3.11 $3.72 $4.86 $6.35 $0 $2 $4 $6 $8 2008 2009 2010 2011 Q1, 2012 $39.43 $29.47 $35.56 $35.98 $37.08 $0 $10 $20 $30 $40 $50 2008 2009 2010 2011 Q1, 2012

Operating Statistics 2011 Results 2012 Guidance Capital Expenditures $336mm $330mm Production 8.7 MMBoe 8.8 - 9.0 MMBoe General and Administrative $4.86/Boe $5.00 - $5.50/Boe Lease Operating Expense $14.03/Boe $14.25 - $14.75/Boe 2011 Results and 2012 Guidance 32

Hedge Portfolio Note: 1) Dollars represent average strike price Gas Basis Hedges Price % Gas Proved Jun - Dec 2012 $0.23 85% 2013 $0.20 84% 2014 $0.23 70% $7.02 $7.24 $7.34 $69.10 $69.94 $68.40 $10.00 % of Total Proved Reserves Hedged (As of May 9, 2012) $90.46 33 $4.57 $4.52 $3.84 $94.56 $102.45 $ 116.65 $100.00 $85.00 $ 108.78 $96.21 $73.77 $ 115.28 $100.32 $78.14 $126.13 $96.25 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Jun - Dec 2012 2013 2014 Oil 3-Way Collars Oil Swaps Gas Swaps

Question & Answer 34